Exhibit 99.2
Employers Holdings, Inc.
Third Quarter 2025
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Return on Equity

5	Combined Ratios

6	Roll-forward of Unpaid Losses and LAE

7	Consolidated Investment Portfolio

8	Book Value Per Share

9	Earnings Per Share

10	Non-GAAP Financial Measures

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2025	2024	% change	2025	2024	% change
Selected financial highlights:
Gross premiums written	$183.9	$181.2	1%	$599.3	$599.9	—%
Net premiums written	182.4	179.6	2	594.2	594.8	—
Net premiums earned	192.1	186.6	3	573.4	559.3	3
Net investment income	26.1	26.6	(2)	85.3	80.3	6
Net (loss) income excluding LPT(1)	(9.6)	28.8	(133)	29.6	84.5	(65)
Adjusted net (loss) income(1)	(25.5)	20.2	(226)	7.3	65.1	(89)
Net (loss) income before income taxes	(11.2)	36.7	(131)	41.6	112.1	(63)
Net (loss) income	(8.3)	30.3	(127)	34.2	90.3	(62)
Comprehensive income	8.3	84.0	(90)	80.1	131.0	(39)
Total assets				3,526.4	3,617.3	(3)
Stockholders' equity				1,039.2	1,093.4	(5)
Stockholders' equity including the Deferred Gain(2)				1,128.6	1,187.2	(5)
Adjusted stockholders' equity(2)				1,165.2	1,232.5	(5)
Trailing twelve months adjusted return on stockholders' equity(3)				3.0%	8.4%	(64)%
Amounts per share:
Cash dividends declared per share	$0.32	$0.30	7%	$0.94	$0.88	7%
Earnings (loss) per diluted share(4)	(0.36)	1.21	(130)	1.42	3.57	(60)
Earnings (loss) per diluted share excluding LPT(4)	(0.41)	1.15	(136)	1.23	3.34	(63)
Adjusted earnings (loss) per diluted share(4)	(1.10)	0.81	(236)	0.30	2.57	(88)
Book value per share(2)				45.76	44.20	4
Book value per share including the Deferred Gain(2)				49.70	47.99	4
Adjusted book value per share(2)				51.31	49.83	3
Combined ratio excluding LPT:(5):
Loss and loss adjustment expense ratio:
Current Year	78.1%	63.9%		72.0%	64.0%
Prior Year	19.7	—		6.8	(1.7)
Loss and loss adjustment expense ratio	97.8%	63.9%		78.8%	62.3%
Commission expense ratio	12.0%	13.8%		12.6%	13.8%
Underwriting expense ratio	20.6%	23.5%		21.9%	23.6%
Combined ratio excluding LPT	130.4%	101.2%		113.3%	99.7%

(1) See Page 3 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 4 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 9 for description and calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.
(5) See Pages 5 for details and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	September 30, 2025	December 31, 2024
ASSETS
Investments, cash and cash equivalents	$2,546.7	$2,532.4
Accrued investment income	13.9	15.7
Premiums receivable, net	364.7	361.3
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	397.6	417.8
Deferred policy acquisition costs	62.6	59.6
Deferred income tax asset, net	18.4	38.3
Other assets	122.5	116.2
Total assets	$3,526.4	$3,541.3

LIABILITIES
Unpaid losses and LAE	$1,822.5	$1,808.2
Unearned premiums	420.4	402.2
Commissions and premium taxes payable	62.1	65.8
Deferred Gain	89.4	94.0
Other liabilities	92.8	102.4
Total liabilities	$2,487.2	$2,472.6

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$427.3	$424.8
Retained earnings	1,484.4	1,472.9
Accumulated other comprehensive loss	(36.6)	(82.5)
Treasury stock, at cost	(835.9)	(746.5)
Total stockholders’ equity	1,039.2	1,068.7
Total liabilities and stockholders’ equity	$3,526.4	$3,541.3

Stockholders' equity including the Deferred Gain (1)	$1,128.6	$1,162.7
Adjusted stockholders' equity (1)	1,165.2	1,245.2
Book value per share (1)	$45.76	$43.52
Book value per share including the Deferred Gain(1)	49.70	47.35
Adjusted book value per share (1)	51.31	50.71

(1) See Page 8 for calculations and Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Revenues:
Net premiums earned	$192.1	$186.6	$573.4	$559.3
Net investment income	26.1	26.6	85.3	80.3
Net realized and unrealized gains on investments(1)	21.2	10.9	29.3	24.5
Other (loss) income	(0.1)	(0.1)	0.2	—
Total revenues	239.3	224.0	688.2	664.1
Expenses:
Losses and LAE incurred	(186.6)	(117.7)	(447.4)	(343.0)
Commission expense	(23.0)	(25.8)	(72.1)	(76.9)
Underwriting expenses	(39.6)	(43.8)	(125.7)	(132.0)
Interest and financing expenses	(0.2)	—	(0.3)	(0.1)
Other non-recurring expenses	(1.1)	—	(1.1)	—
Total expenses	(250.5)	(187.3)	(646.6)	(552.0)
Net (loss) income before income taxes	(11.2)	36.7	41.6	112.1
Income tax benefit (expense)	2.9	(6.4)	(7.4)	(21.8)
Net (loss) income	(8.3)	30.3	34.2	90.3
Unrealized AFS investment gains arising during the period, net of tax(2)	14.6	52.2	43.1	35.7
Reclassification adjustment for net realized AFS investment losses in net income, net of tax(2)	2.0	1.5	2.8	5.0
Total comprehensive income	$8.3	$84.0	$80.1	$131.0
Net (loss) income	$(8.3)	$30.3	$34.2	$90.3
Amortization of the Deferred Gain - losses	(1.3)	(1.5)	(4.6)	(4.6)
Amortization of the Deferred Gain - contingent commission	—	—	—	(0.8)
LPT contingent commission adjustments	—	—	—	(0.4)
Net (loss) income excluding LPT Agreement (3)	(9.6)	28.8	29.6	84.5
Net realized and unrealized gains on investments	(21.2)	(10.9)	(29.3)	(24.5)
Other non-recurring expenses	1.1	—	1.1	—
Income tax expense related to items excluded from Net income	4.2	2.3	5.9	5.1
Adjusted net (loss) income	$(25.5)	$20.2	$7.3	$65.1

(1) Includes unrealized gains on equity securities and other investments of $20.7 million and $13.3 million for the three months ended September 30, 2025 and 2024, respectively, and $28.6 million and $28.1 million for the nine months ended September 30, 2025 and 2024, respectively.

(2) AFS = Available for Sale securities.
(3) See Page 10 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2025	2024	2025	2024

Net (loss) income	A	$(8.3)	$30.3	$34.2	$90.3
Impact of the LPT Agreement		(1.3)	(1.5)	(4.6)	(5.8)
Net realized and unrealized gains on investments		(21.2)	(10.9)	(29.3)	(24.5)
Other non-recurring expenses		1.1	—	1.1	—
Income tax expense related to items excluded from Net income		4.2	2.3	5.9	5.1
Adjusted net (loss) income(1)	B	(25.5)	20.2	7.3	65.1

Stockholders' equity - end of period		$1,039.2	$1,093.4	$1,039.2	$1,093.4
Stockholders' equity - beginning of period		1,083.1	1,022.9	1,068.7	1,013.9
Average stockholders' equity	C	1,061.2	1,058.2	1,054.0	1,053.7

Stockholders' equity - end of period		$1,039.2	$1,093.4	$1,039.2	$1,093.4
Deferred Gain - end of period		89.4	93.8	89.4	93.8
Accumulated other comprehensive loss - end of period		46.4	57.3	46.4	57.3
Income taxes related to accumulated other comprehensive loss - end of period		(9.8)	(12.0)	(9.8)	(12.0)
Adjusted stockholders' equity - end of period		1,165.2	1,232.5	1,165.2	1,232.5
Adjusted stockholders' equity - beginning of period		1,227.0	1,217.2	1,245.2	1,199.1
Average adjusted stockholders' equity (1)	D	1,196.1	1,224.9	1,205.2	1,215.8

Return on stockholders' equity	A / C	(0.8)%	2.9%	3.2%	8.6%
Trailing twelve months return on stockholders' equity		—	—	5.9	13.5

Adjusted return on stockholders' equity (1)	B / D	(2.1)%	1.6%	0.6%	5.4%
Trailing twelve months adjusted return on stockholders' equity (1)		—	—	3.0	8.4

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Combined Ratios (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2025	2024	2025	2024

Net premiums earned	A	$192.1	$186.6	$573.4	$559.3
Losses and LAE incurred	B	186.6	117.7	447.4	343.0
Amortization of deferred reinsurance gain - losses		1.3	1.5	4.6	4.6
Amortization of deferred reinsurance gain - contingent commission		—	—	—	0.8
LPT contingent commission adjustments		—	—	—	0.4
Losses and LAE excluding LPT(1)	C	$187.9	$119.2	452.0	348.8
Prior year loss reserve development		37.8	(0.1)	39.4	(9.3)
Losses and LAE excluding LPT - current accident year	D	$150.1	$119.3	$412.6	$358.1
Commission expense	E	$23.0	$25.8	$72.1	$76.9
Underwriting expenses	F	$39.6	$43.8	$125.7	$132.0
GAAP combined ratio:
Loss and LAE ratio	B/A	97.1%	63.1%	78.0%	61.3%
Commission expense ratio	E/A	12.0	13.8	12.6	13.8
Underwriting expense ratio	F/A	20.6	23.5	21.9	23.6
GAAP combined ratio		129.7%	100.4%	112.5%	98.7%
Combined ratio excluding LPT:(1)
Loss and LAE ratio excluding LPT	C/A	97.8%	63.9%	78.8%	62.3%
Commission expense ratio	E/A	12.0	13.8	12.6	13.8
Underwriting expense ratio	F/A	20.6	23.5	21.9	23.6
Combined ratio excluding LPT		130.4%	101.2%	113.3%	99.7%
Combined ratio excluding LPT: current accident year:(1)
Loss and LAE ratio excluding LPT	D/A	78.1%	63.9%	72.0%	64.0%
Commission expense ratio	E/A	12.0	13.8	12.6	13.8
Underwriting expense ratio	F/A	20.6	23.5	21.9	23.6
Combined ratio excluding LPT: current accident year		110.7%	101.2%	106.5%	101.4%

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024

Unpaid losses and LAE at beginning of period	$1,786.8	$1,850.9	$1,808.2	$1,884.5
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	401.0	418.3	412.4	428.4
Net unpaid losses and LAE at beginning of period	1,385.8	1,432.6	1,395.8	1,456.1
Losses and LAE incurred:
Current year losses	150.1	119.3	412.6	358.0
Prior year losses on voluntary business	38.2	—	38.9	(9.3)
Prior year losses on involuntary business	(0.4)	(0.1)	0.5	—
Total losses incurred	187.9	119.2	452.0	348.7
Losses and LAE paid:
Current year losses	38.0	38.3	72.0	69.2
Prior year losses	105.9	90.1	346.0	312.2
Total paid losses	143.9	128.4	418.0	381.4
Net unpaid losses and LAE at end of period	1,429.8	1,423.4	1,429.8	1,423.4
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	392.7	413.1	392.7	413.1
Unpaid losses and LAE at end of period	$1,822.5	$1,836.5	$1,822.5	$1,836.5
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain and LPT contingent commission adjustments, which totaled $1.3 million and $1.5 million for the three months ended September 30, 2025 and 2024, respectively, and $4.6 million and $5.8 million, for the nine months ended September 30, 2025 and 2024, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	September 30, 2025				December 31, 2024
Investment Positions:	Cost or Amortized Cost (1)	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,026.5	$(46.4)	$1,979.5	78%	$2,097.4	83%
Equity securities	156.0	134.3	290.3	11	259.8	10
Short-term investments	5.6	—	5.6	—	0.1	—
Other invested assets	85.3	19.0	104.3	4	106.6	4
Cash and cash equivalents	166.8	—	166.8	7	68.3	3
Restricted cash and cash equivalents	0.2	—	0.2	—	0.2	—
Total investments and cash	$2,440.4	$106.9	$2,546.7	100%	$2,532.4	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and agencies	$68.6	$(0.2)	$68.4	3%	$59.3	3%
States and municipalities	157.8	0.1	157.9	8	159.3	8
Corporate securities	725.0	(14.6)	710.3	36	803.0	38
Mortgage-backed securities	720.1	(29.8)	690.3	35	684.9	33
Asset-backed securities	187.8	0.6	188.4	10	214.0	10
Collateralized loan obligations	17.9	(0.1)	17.8	1	35.3	2
Bank loans and other	149.3	(2.4)	146.4	7	141.6	7
Total fixed maturity securities	$2,026.5	$(46.4)	$1,979.5	100%	$2,097.4	100%

Weighted average book yield	4.6%	4.5%
Average credit quality (S&P)	A+	A+
Duration(2)	4.4	4.5
(1) Amortized cost excludes allowance for current expected credit losses of $0.6 million
(2) Duration is measured by the sensitivity to changes in interest rates

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		September 30, 2025	June 30, 2025	December 31, 2024	September 30, 2024
Numerators:
Stockholders' equity	A	$1,039.2	$1,083.1	$1,068.7	$1,093.4
Plus: Deferred Gain		89.4	90.7	94.0	93.8
Stockholders' equity including the Deferred Gain (1)	B	1,128.6	1,173.8	1,162.7	1,187.2
Accumulated other comprehensive loss		46.4	67.3	104.5	57.3
Income taxes related to accumulated other comprehensive loss		(9.8)	(14.1)	(22.0)	(12.0)
Adjusted stockholders' equity (1)	C	$1,165.2	$1,227.0	$1,245.2	$1,232.5

Denominator (shares outstanding)	D	22,709,604	23,740,953	24,556,706	24,736,533

Book value per share (1)	A / D	$45.76	$45.62	$43.52	$44.20
Book value per share including the Deferred Gain(1)	B / D	49.70	49.44	47.35	47.99
Adjusted book value per share (1)	C / D	51.31	51.68	50.71	49.83

Year-over-year change in: (2)
Book value per share		6.3%	14.0%	11.9%	27.0%
Book value per share including the Deferred Gain		6.1	12.8	10.6	24.0
Adjusted book value per share		5.5	8.2	9.8	11.5

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the twelve month change in book value per share after taking into account dividends declared of $1.24, $1.22, $1.18 and $1.16 for the twelve month periods ended September 30, 2025, June 30, 2025, December 31, 2024 and September 30, 2024, respectively.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2025	2024	2025	2024
Numerators:
Net (loss) income	A	$(8.3)	$30.3	$34.2	$90.3
Impact of the LPT Agreement		(1.3)	(1.5)	(4.6)	(5.8)
Net (loss) income excluding LPT (1)	B	(9.6)	28.8	29.6	84.5
Net realized and unrealized gains on investments		(21.2)	(10.9)	(29.3)	(24.5)
Other non-recurring expenses		1.1	—	1.1	—
Income tax expense related to items excluded from Net income		4.2	2.3	5.9	5.1
Adjusted net (loss) income(1)	C	$(25.5)	$20.2	$7.3	$65.1

Denominators:
Average common shares outstanding (basic)	D	23,247,221	24,858,159	23,879,686	25,159,753
Average common shares outstanding (diluted)	E	23,351,319	24,982,463	24,027,153	25,293,020

Earnings (loss) per share:
Basic	A / D	$(0.36)	$1.22	$1.43	$3.59
Diluted	A / E	(0.36)	1.21	1.42	3.57

Earnings (loss) per share excluding LPT: (1)
Basic	B / D	$(0.41)	$1.16	$1.24	$3.36
Diluted	B / E	(0.41)	1.15	1.23	3.34

Adjusted earnings (loss) per share: (1)
Basic	C / D	$(1.10)	$0.81	$0.31	$2.59
Diluted	C / E	(1.10)	0.81	0.30	2.57

(1) See Page 10 for information regarding our use of Non-GAAP Financial Measures.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that no longer provides any ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to the contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which was amortized through June 30, 2024, the date of its final determination. Amortization is reflected in losses and LAE incurred.
Adjusted net (loss) income (see Page 3 for calculations) is net (loss) income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax), and any miscellaneous non-recurring transactions (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 8 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 8 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 4 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 8 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income excluding LPT (see Page 3 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.